UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Pursuit Attractions and Hospitality, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in the exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Company Logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters Pursuit Attractions and Hospitality, Inc. Annual Meeting of Stockholders Thursday, May 22, 2025 8:00 AM, Mountain Daylight Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/PRSU for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/PRSU For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/PRSU To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 12, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 22, 2025 For Stockholders of record as of March 25, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/PRSU Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Company Logo Pursuit Attractions and Hospitality, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Class III directors for a term expiring at the 2028 annual meeting of shareholders. 1.01 David W. Barry 1.02 Beverly K. Carmichael 1.03 Denise M. Coll Election of Class II director for a term expiring at the 2027 annual meeting of shareholders 1.04 Brian P. Cassidy Election of Class I director for a term expiring at the 2026 annual meeting of shareholders 1.05 Jill H. Bright 2. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. 3. Advisory vote to approve named executive officer compensation. NOTE: In their discretion, the proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.